                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 16 to June 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of June, 2000.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 7/03/2000

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------        -----------
CLASS A CERTIFICATES
--------------------
     (1a) Amount available( including Monthly Servicing Fee)                          12,819,282.25
                                                                                     --------------

      (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                     --------------

      (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
          Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
          Remittance Date                                                             12,819,282.25
                                                                                     --------------

      (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                     --------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (6.84%)                                             6.84000%
                                                                                     --------------
          b. Class A-1 Interest                                                          644,285.82          4.65188318
                                                                                     --------------        ------------
          c. Class A-2 Remittance Rate (7.19%)                                                7.19%
                                                                                     --------------
          d. Class A-2 Interest                                                          239,666.67          5.99166675
                                                                                     --------------        ------------
          e. Class A-3 Remittance Rate (7.30%)                                                7.30%
                                                                                     --------------
          f. Class A-3 Interest                                                          793,875.00          6.08333333
                                                                                     --------------        ------------
          g. Class A-4 Remittance Rate (7.62%)                                                7.62%
                                                                                     --------------
          h. Class A-4 Interest                                                          793,750.00          6.35000000
                                                                                     --------------        ------------
          i. Class A-5 Remittance Rate (8.06%)                                                8.06%
                                                                                     --------------
          j. Class A-5 Interest                                                        2,102,316.67          6.71666668
                                                                                     --------------        ------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                                 0.00                   0
                                                                                     --------------        ------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                                 0.00                   0
                                                                                     --------------        ------------

B.   Principal
     (5)  Formula Principal Distribution Amount                                        6,558,040.66                 N/A
                                                                                     --------------        ------------
          a. Scheduled Principal                                                         649,055.09                 N/A
                                                                                     --------------        ------------
          b. Principal Prepayments                                                     4,265,700.74                 N/A
                                                                                     --------------        ------------
          c. Liquidated Contracts                                                        120,459.10                 N/A
                                                                                     --------------        ------------
          d. Repurchases                                                                       0.00                 N/A
                                                                                     --------------        ------------
          e. Current Month Advanced Principal                                          1,301,206.59                 N/A
                                                                                     --------------        ------------
          f. Prior Month Advanced Principal                                           (1,102,161.42)                N/A
                                                                                     --------------        ------------
          g. Additional Principal Distribution ($4,500,000.00 cap)                     1,323,780.56
                                                                                     --------------

     (6)  Pool Scheduled Principal Balance                                           873,775,766.47
                                                                                     --------------
     (6b) Adjusted Pool Principal Balance                                            872,474,559.88        984.17886055
                                                                                     --------------        ------------
     (6c) Pool Factor                                                                    0.98417886
                                                                                     --------------

     (6d) Net Certificate Principal Balance                                          854,474,559.88
                                                                                     --------------
     (6e) Overcollateralization Amount                                                18,000,000.00
                                                                                     --------------
     (6f) Prefunded Amount                                                                     0.00
                                                                                     --------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 7/03/2000
                                     Page 2

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                             0.00
                                                                                     --------------

     (8)  Class A Percentage for such Remittance Date                                        93.21%
                                                                                     --------------

     (9)  Class A Percentage for the following Remittance Date                               93.15%
                                                                                     --------------

     (10) Class A  Principal Distribution:
          a. Class A-1                                                                 6,558,040.66         47.35047408
                                                                                     --------------        ------------
          b. Class A-2                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          c. Class A-3                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          d. Class A-4                                                                         0.00          0.00000000
                                                                                     --------------        ------------
          e. Class A-5                                                                         0.00          0.00000000
                                                                                     --------------        ------------

     (11) Class A-1 Principal Balance                                                106,474,559.88        768.76938542
                                                                                     --------------        ------------
    (11a) Class A-1 Pool Factor                                                          0.76876939
                                                                                     --------------

     (12) Class A-2 Principal Balance                                                 40,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (12a) Class A-2 Pool Factor                                                          1.00000000
                                                                                     --------------

     (13) Class A-3 Principal Balance                                                130,500,000.00        1000.0000000
                                                                                     --------------        ------------
    (13a) Class A-3 Pool Factor                                                          1.00000000
                                                                                     --------------

     (14) Class A-4 Principal Balance                                                125,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (14a) Class A-4 Pool Factor                                                          1.00000000
                                                                                     --------------

     (15) Class A-5 Principal Balance                                                313,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (15a) Class A-5 Pool Factor                                                          1.00000000
                                                                                     --------------


     (16) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                            0.00
                                                                                     --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17) 31-59 days                                                                  11,843,594.99                 304
                                                                                     --------------        ------------

     (18) 60 days or more                                                              8,289,112.39                 198
                                                                                     --------------        ------------

     (19) Current Month Repossessions                                                    803,429.41                  23
                                                                                     --------------        ------------

     (20) Repossession Inventory                                                         880,115.03                  25
                                                                                     --------------        ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 7/03/2000
                                     Page 3

Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April, 2004.)

     (21) Average Sixty - Day Delinquency Ratio Test

          (a) Sixty - Day Delinquency Ratio for current Remittance Date                      1.05%
                                                                                     -------------

          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.0%)                                                           0.59%
                                                                                     -------------
     (22) Average Thirty - Day Delinquency Ratio

          (a) Thirty - Day Delinquency Ratio for current Remittance Date                     2.40%
                                                                                     -------------

          (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed N/A% (no test))                                                 1.56%
                                                                                     -------------

     (23) Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance:
              may not exceed 5.5% from April 1, 2004 to March 29, 2005;
              7.0% from April 1, 2005 to March 31, 2006; 9.0% from April 1,
              2006, to March 31, 2007 and 10.5% thereafter)                                   0.00
                                                                                     -------------

     (24) Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date                        38,236.15
                                                                                     -------------

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date; may not exceed 2.75%)              0.02%
                                                                                     -------------

     (25) Class M-1 Principal Balance Test

          (a) The sum of Class M Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 24.375%                                                  16.20%
                                                                                     -------------

     (26) Class M-2 Principal Balance Test

          (a) The sum of Class M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 18.75%                                                   10.98%
                                                                                     -------------

     (27) Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $14,000,000.00                                                         58,500,000.00
                                                                                     -------------

          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 12%.               6.79%
                                                                                     -------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 7/03/2000
                                     Page 4

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------        -----------
CLASS M-1 CERTIFICATES
----------------------
     (28) Amount available (including Monthly Servicing Fee)                          1,687,347.43
                                                                                     -------------
A.   Interest
     (29) Aggregate interest

          (a) Class M-1 Remittance Rate 8.30%, unless the
              Weighted Average Contract Rate is less than 8.30%)                             8.30%
                                                                                     -------------

          (b) Class M-1 Interest                                                        311,250.00            6.91666667
                                                                                     -------------         -------------

          (c) Interest on Class M-1 Adjusted Principal Balance                                0.00
                                                                                     -------------

     (30) Amount applied to Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------

     (31) Remaining unpaid Class M-1 Interest Deficiency Amount                               0.00
                                                                                     -------------

     (32) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

     (33) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

B.   Principal
     (34) Formula Principal Distribution  Amount                                              0.00                   N/A
                                                                                     -------------         -------------
          a. Scheduled Principal                                                              0.00                   N/A
                                                                                     -------------         -------------
          b. Principal Prepayments                                                            0.00                   N/A
                                                                                     -------------         -------------
          c. Liquidated Contracts                                                             0.00                   N/A
                                                                                     -------------         -------------
          d. Repurchases                                                                      0.00                   N/A
                                                                                     -------------         -------------

     (35) Class M-1 Principal Balance                                                45,000,000.00         1000.00000000
                                                                                     -------------         -------------
    (35a) Class M-1 Pool Factor                                                         1.00000000
                                                                                     -------------

     (36) Class M-1 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

     (37) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                              0.00            0.00000000
                                                                                     -------------         -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

     (38) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

     (39) Class M-1 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

     (40) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------

          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                 0.00
                                                                                     -------------

          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------

          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE 7/03/2000
                                     Page 5

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------        -----------
CLASS M-2 CERTIFICATES
----------------------
     (41) Amount available (including Monthly Servicing Fee)                          1,376,097.43
                                                                                     -------------
A.   Interest
     (42) Aggregate interest

          (a) Class M-2 Remittance Rate9.08%, unless the
              Weighted Average Contract Rate is less than 9.08%)                             9.08%
                                                                                     -------------

          (b) Class M-2 Interest                                                        272,400.00            7.56666667
                                                                                     -------------         -------------

          (c) Interest on Class M-2 Adjusted Principal Balance                                0.00
                                                                                     -------------

     (43) Amount applied to Class M-2 Interest Deficiency Amount                             0.00
                                                                                     -------------

     (44) Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     -------------

     (45) Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

     (46) Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                              0.00                     0
                                                                                     -------------         -------------

B.   Principal
     (47) Formula Principal Distribution  Amount                                              0.00                   N/A
                                                                                     -------------         -------------
          a. Scheduled Principal                                                              0.00                   N/A
                                                                                     -------------         -------------
          b. Principal Prepayments                                                            0.00                   N/A
                                                                                     -------------         -------------
          c. Liquidated Contracts                                                             0.00                   N/A
                                                                                     -------------         -------------
          d. Repurchases                                                                      0.00                   N/A
                                                                                     -------------         -------------

     (48) Class M-2 Principal Balance                                                36,000,000.00         1000.00000000
                                                                                     -------------         -------------
    (48a) Class M-2 Pool Factor                                                        1.00000000
                                                                                     -------------

     (49) Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

     (50) Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                              0.00            0.00000000
                                                                                     -------------         -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

     (51) Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

     (52) Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

     (53) Class M-2 Liquidation Loss Interest
          (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                     -------------

          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------

          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                                 0.00
                                                                                     -------------

          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------

          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                       REMITTANCE DATE 7/03/2000
                                     Page 6

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------        -----------
CLASS BI CERTIFICATES
---------------------
          (1)  Amount  Available less the Class A
               Distribution Amount  and Class M-1 Distribution
               Amount (including Monthly Servicing Fee)                               1,103,697.43
                                                                                     -------------

          (3)  Class B-1 Remittance Rate  (8.80%
               unless Weighted Average Contract Rate
               is below 8.80%)                                                               8.80%
                                                                                     -------------

          (3)  Aggregate Class B1 Interest                                              198,000.00         7.33333333
                                                                                     -------------         ----------

          (4)  Amount applied to Unpaid
               Class B1 Interest Shortfall                                                    0.00               0.00
                                                                                     -------------         ----------

          (5)  Remaining Unpaid Class B1
               Interest Shortfall                                                             0.00               0.00
                                                                                     -------------         ----------

          (6)  Amount applied to Class B-1
               Interest Deficiency Amount                                                     0.00
                                                                                     -------------

          (7)  Remaining Unpaid Class B-1
               Interest Deficiency Amount                                                     0.00
                                                                                     -------------

          (8)  Unpaid Class B-1 Principal Shortfall
               (if any) following prior Remittance Date                                       0.00
                                                                                     -------------

         (8a)  Class B Percentage for such Remittance Date                                    0.00
                                                                                     -------------

          (9)  Current Principal (Class B Percentage of Formula Principal
               Distribution Amount)                                                           0.00         0.00000000
                                                                                     -------------         ----------

        (10a)  Class B1 Principal Shortfall                                                   0.00
                                                                                     -------------

        (10b)  Unpaid Class B1 Principal Shortfall                                            0.00
                                                                                     -------------

         (11)  Class B Principal Balance                                             58,500,000.00
                                                                                     -------------

         (12)  Class B1 Principal Balance                                            27,000,000.00
                                                                                     -------------
        (12a)  Class B1 Pool Factor                                                     1.00000000
                                                                                     -------------

         (13)  Class B-1 Liquidation Loss Interest
               (a) Class B-1 Liquidation Loss Amount                                          0.00
                                                                                     -------------

               (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount               0.00
                                                                                     -------------

               (c) Remaining Class B-1 Liquidation Loss Interest Amount                       0.00
                                                                                     -------------

               (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                   Shortfall                                                                  0.00
                                                                                     -------------

               (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall             0.00
                                                                                     -------------

                                     SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-00
                                            CUSIP NO.#20847Q-BK3, BL1, BM9, BN7,
                                                           BP2, BQ0, BR8,BS6,BT4
                                                       REMITTANCE DATE 7/03/2000
                                     Page 7

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------        -----------
CLASS B2 CERTIFICATES
---------------------
          (14) Remaining Amount Available                                               905,697.43
                                                                                     -------------

          (15) Class B-2 Remittance Rate ( 8.80%
               unless Weighted Average Contract
               Rate is less than 8.80%)                                                      8.80%
                                                                                     -------------

          (16) Aggregate Class B2 Interest                                              231,000.00         7.33333333
                                                                                     -------------         ----------

          (17) Amount applied to Unpaid
               Class B2 Interest Shortfall                                                    0.00               0.00
                                                                                     -------------         ----------

          (18) Remaining Unpaid Class B2
               Interest Shortfall                                                             0.00               0.00
                                                                                     -------------         ----------

          (19) Unpaid Class B2 Principal Shortfall
               (if any) following prior Remittance Date                                       0.00
                                                                                     -------------

          (20) Class B2 Principal Liquidation Loss Amount                                     0.00
                                                                                     -------------

          (21) Class B2 Principal (zero until class B1
               paid down: thereafter, Class B Percentage
               of formula Principal Distribution Amount)                                      0.00         0.00000000
                                                                                     -------------         ----------

          (22) Guarantee Payment                                                              0.00
                                                                                     -------------

          (23) Class B2 Principal Balance                                            31,500,000.00
                                                                                     -------------
         (23a) Class B2 Pool Factor                                                     1.00000000
                                                                                     -------------

          (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
               Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
               Amount, Class M-1 Distribution Amount, Class B-1 Distribution
               Amount and Class B-2  Distribution Amount, if the Company or
               Green Tree Financial Servicing Corp. is the Servicer)                    366,171.24
                                                                                     -------------

          (25) Class B-3I Guarantee Fee                                                 308,526.19
                                                                                     -------------

          (26) Class B-3I Distribution Amount                                                 0.00
                                                                                     -------------

          (27) Class B-3I Formula Distribution Amount (all Excess
               Interest plus Unpaid Class B-3I Shortfall)                                     0.00
                                                                                     -------------

          (28) Class B-3I Distribution Amount (remaining Amount Available)                    0.00
                                                                                     -------------

          (29) Class B-3I Shortfall (26-27)                                           1,696,280.97
                                                                                     -------------

          (30) Unpaid Class B-3I Shortfall                                            9,119,516.15
                                                                                     -------------

          (31) Class M-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                     -------------

          (32) Class B-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                     -------------

          (33) Repossessed Contracts                                                    803,429.41
                                                                                     -------------
          (34) Repossessed Contracts Remaining in Inventory                             880,115.03
                                                                                     -------------

          (35) Weighted Average Contract Rate                                             11.07988
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.